SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2010

Diamond Information Institute, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-149978	22-2935867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Ave, Suite 1515 Las Vegas, NV	89104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 666-8570

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1st, 2010, Board of Directors of the Registrant accepted the resignation of Silberstein Ungar, PLLC, as  its independent registered public accounting firm. On November 8, 2010, the accounting firm of Sadler, Gibb & Associates was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant approved the resignation of Silberstein Ungar, PLLC  and approved the appointment of Sadler, Gibb & Associates as its independent auditor.

Silberstein Ungar, PLLC concluded an audit of the Registrant’s financial statements for the period ended December 31, 2009. Registrant’s financial statements for the period ended March 31, 2010 were reviewed by Silberstein Ungar, PLLC. Silberstein Ungar, PLLC began a review of the Registrant’s financial statements for the period ending June 30, 2010, however the financial statements for the period ending June 30, 2010 which were included in the Registrant's Form 10-Q for the period ended June 30, 2010, were not approved for release by Silberstein Ungar, PLLC. The present auditor and accountant are in the process of reviewing all documents from December 31, 2009 through December 31, 2010 and the Company expects to amend its filing of Form 10-Q for the period ended June 30, 2010 and file its Form 10-Q for the period ended September 30, 2010 before March 31, 2011.

There was a disagreement between the Registrant and Silberstein Ungar, PLLC concerning the Registrant’s fiscal quarter ended June 30, 2010, and specifically related to the accounting for the Registrant's acquisition, which was completed during that fiscal period. The Company, on September 8, 2010, filed Form 10-Q for the period ended June 30, 2010 with financial statements that were not reviewed by Silberstein Ungar PLLC or any other PCAOB registered accounting firm. Subsequent to this filing, on November 1, 2010, Silberstein Ungar PLLC resigned as independent auditor for the Company. On November 1st, 2010, the Board of Directors of the Registrant accepted the resignation of Silberstein Ungar, PLLC, as its independent registered public accounting firm. The Company amended its filing of Form 10-Q for the period ended June 30, 2010 on December 16, 2010 to indicate that the financial statements contained therein were not reviewed and that the original filing was substantially deficient. The accounting disagreement between the Company and Silberstein Ungar, PLLC remains unresolved.

For the two years preceding December 31, 2009, there were no disagreements with Silberstein Ungar, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Silberstein Ungar, PLLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registrant’s financial statements.

The Registrant has requested that Silberstein Ungar, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On November 8, 2010, the Registrant engaged Sadler, Gibb & Associates as its independent accountant to provide reviews of its financial statements and quarterly filings of Form 10-Q for the periods ended June 30, 2010 and September 30, 2010 and to provide audit services for the annual filing of Form 10-K for the period ended December 31, 2010. The Registrant is consulting with Sadler, Gibb & Associates regarding the matters set forth in Item 304(a)(2) of Regulation S-K on the 8K form.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter, Silberstein Ungar PLLC CPA’s and Business Advisors
99.1	Letter of termination from Silberstein Unger, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Information Institute, Inc.

/s/Christopher Glover

Christopher Glover

Chief Executive Officer

Date:  March 9, 2011